UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 28, 2012

Date of report (Date of earliest event reported)

HUTCHINSON TECHNOLOGY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-34838	41-0901840
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West Highland Park Drive N.E., Hutchinson, Minnesota		55350
(Address of Principal Executive Offices)		(Zip Code)

(320) 587-3797

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2012, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) under which we agreed to sell $40,000,000 aggregate principal amount of our 8.50% Senior Secured Second Lien Notes due 2017 (the “Private Notes”) and warrants to purchase 3,869,000 shares of our common stock, exercisable on a cashless basis for $.01 per share for ten years after issuance of the warrants (the “Warrants”) to Goldman Sachs Palmetto State Credit Fund, L.P., Liberty Harbor Master Fund I, L.P., Liberty Harbor Distressed Credit Opportunities Fund, L.P., Liberty Harbor Convex Strategies Master Fund, L.P. (f/k/a Goldman Sachs Convertible Opportunities Master Fund, L.P.) and Silver Lake Credit Fund, L.P. (collectively, the “Buyers”). The total purchase price for the Private Notes and the Warrants was $39,400,000. A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference; the description of the Securities Purchase Agreement in this report is a summary and is qualified in its entirety by the terms of the Securities Purchase Agreement.

The closing of the sale of the Private Notes and Warrants (the “Private Placement”) occurred on March 30, 2012. The Company offered and sold the Private Notes and the Warrants to the Buyers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and exemptions in applicable state securities laws.

On March 30, 2012, we also consummated our offer to exchange for new securities or purchase for cash (the “3.25% Tender/Exchange Offer”), at the election of each holder and subject to certain limitations, any and all of our outstanding 3.25% Convertible Subordinated Notes due 2026 (the “Outstanding 3.25% Notes”). In connection with the settlement of the cash tender aspect of the 3.25% Tender/Exchange Offer, we made cash payments totaling $16,877,700, plus accrued and unpaid interest, for the purchase of $21,097,125 aggregate principal amount of the Outstanding 3.25% Notes tendered and accepted for purchase. The consideration paid for the Outstanding 3.25% Notes tendered for purchase was funded by the proceeds of the Private Placement. We will use up to $20,000,000 of the remaining proceeds from the Private Placement to fund the purchase of up to $26,666,000 aggregate principal amount of our outstanding 8.50% Convertible Senior Notes due 2026 (the “Outstanding 8.50% Notes”) pursuant to our previously announced offer to purchase such notes (the “Outstanding 8.50% Notes Tender Offer”), which is scheduled to expire at 9:00 a.m., New York City time, on April 12, 2012, unless extended or terminated by us.

In connection with the settlement of the exchange aspect of the 3.25% Tender/Exchange Offer, we issued $38,931,000 aggregate principal amount of notes of the same series as the Private Notes (the “Registered Notes”), plus cash payments in lieu of issuing partial Registered Notes and for accrued and unpaid interest, in exchange for $43,260,000 aggregate principal amount of Outstanding 3.25% Notes that were tendered for exchange and accepted. The Private Notes and the Registered Notes (collectively, the “Notes”) were issued under an indenture (the “Indenture”), dated as of March 30, 2012, between our company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Private Notes and the Registered Notes have the same terms, except that the Private Notes are subject to transfer restrictions that are not applicable to the Registered Notes and the Private Notes and Registered Notes have different CUSIPs. The Notes will vote as one class under the Indenture.

The Notes will bear interest at a rate of 8.50% per annum, payable semiannually in arrears on January 15 and July 15 of each year, beginning July 15, 2012. The Notes will mature on January 15, 2017 unless redeemed or repurchased as described below.

Under the Indenture, if we or any of our restricted subsidiaries forms or acquires any new domestic subsidiary in the future that is a wholly owned restricted subsidiary, or if any other restricted subsidiary of ours in the future guaranties or otherwise provides certain credit support for our senior secured credit facilities, that subsidiary will guaranty the Notes. The Note guaranties, if any, are required to be released under certain circumstances.

The Notes and any future Note guaranties rank pari passu in right of payment with all existing and future senior indebtedness of our company and any subsidiary guarantor. The Notes and Note guaranties, if any, will be secured by liens on all of the assets of our company and any subsidiary guarantors securing our senior secured credit facilities (other than capital stock of subsidiaries of our company to the extent that inclusion of such capital stock would require the filing of separate financial statements for such subsidiary with the Securities and Exchange Commission). The liens securing the Notes and the Note guaranties, if any, will rank junior in priority to the liens securing our senior secured credit facilities and other permitted priority liens. The liens securing the Notes and any Note guaranties are required to be released under certain circumstances.

We may redeem all or part of the Notes at any time by paying 100% of the principal amount redeemed, plus a make-whole premium as of, and accrued and unpaid interest on the principal amount redeemed to, the date of redemption (subject to the rights of holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date as and to the extent provided in the Indenture). The Indenture contains certain covenants that, among other things, will limit our and our restricted subsidiaries’ ability to incur additional indebtedness, pay dividends on or make distributions in respect of capital stock or make certain other restricted payments or investments, enter into agreements that restrict distributions from restricted subsidiaries, sell or otherwise dispose of assets, including capital stock of restricted subsidiaries, enter into transactions with affiliates, create or incur liens and enter into operating leases.

If certain changes of control occur, each holder of a Note will have the opportunity to sell us their Notes at a purchase price of 101% of the principal amount of the Notes, plus accrued and unpaid interest, to the applicable repurchase date (subject to the rights of holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date as and to the extent provided in the Indenture). In addition, if we or any of our restricted subsidiaries sell or otherwise dispose of assets under certain circumstances, we must offer to repurchase, prepay or redeem the Notes (and potentially other indebtedness that is pari passu with the Notes) at a price equal to 100% of the principal amount repurchased, prepaid or redeemed plus accrued and unpaid interest, if any, to the applicable repurchase, prepayment or redemption date, out of the excess cash proceeds of such sale or other disposition after deducting therefrom certain amounts. A copy of the Indenture, including a form of Note, is attached hereto as Exhibit 4.1 and is incorporated herein by reference; the description of the Indenture in this report is a summary and is qualified in its entirety by the terms of the Indenture.

Concurrently with the execution of the Indenture, the Trustee and Wells Fargo Bank, National Association, as collateral agent, entered into an intercreditor agreement with PNC Bank, National Association, in its capacity as agent under our senior secured credit facility (the “Intercreditor Agreement”), which, among other things, provides for the junior nature of the liens on the collateral securing the Notes and limits the rights of the collateral agent and the holders of the Notes to enforce remedies in respect of the collateral securing the Notes and to act in any insolvency proceeding. Each holder of the Notes, by its acceptance of the Notes, has (a) consented to the subordination of the liens on the collateral securing the Notes as provided for in the Intercreditor Agreement and (b) agreed that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement. A copy of the Intercreditor Agreement is attached hereto as Exhibit 4.2 and is incorporated herein by reference; the description of the Intercreditor Agreement in this report is a summary and is qualified in its entirety by the terms of the Intercreditor Agreement.

In connection with the Private Placement, we entered into a registration rights agreement, dated as of March 28, 2012, with the Buyers (the “Registration Rights Agreement”) in which we agreed to register, at our expense, the common stock underlying the Warrants for resale under the Securities Act. We will be subject to certain monetary penalties if we fail to file a resale registration statement within two trading days after the closing of the Private Placement, such registration statement has not become effective within 45 days thereafter or we fail to maintain the effectiveness of such registration statement or publish current information under the Securities Exchange Act of 1934, as amended, subject to certain exceptions. We have also agreed to indemnify the selling shareholders against certain liabilities arising under the Securities Act. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.3 and is incorporated herein by reference; the description of the Registration Rights Agreement in this report is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.

On March 28, 2012, we entered into an Amendment to Consent and Amendment No. 1, dated February 6, 2012, to our Revolving Credit and Security Agreement dated as of September 16, 2011 with PNC Bank, National Association, as agent and lender (the “PNC Consent”). Under the amended consent and amendment, PNC Bank consented to our applying proceeds from the Private Placement to purchase a portion of our Outstanding 8.50% Notes pursuant to the Outstanding 8.50% Notes Tender Offer. A copy of the PNC Consent is attached hereto as Exhibit 10.2 and is incorporated herein by reference; the description of the PNC Consent in this report is a summary and is qualified in its entirety by the terms of the PNC Consent.

Unaudited pro forma financial information as and for our fiscal year ended September 25, 2011 and the thirteen weeks ended December 25, 2011, reflecting assumptions based on the results of the Private Placement and 3.25% Tender/Exchange Offer and the anticipated results of the Outstanding 8.50% Notes Tender Offer, is attached hereto as Exhibit 99.1.

The Private Notes, the Warrants, and the shares of our common stock issuable upon exercise of the Warrants have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from those registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 30, 2012, we issued $78,921,000 aggregate principal amount of the Notes. Of that amount, $38,921,000 aggregate principal amount was issued as Registered Notes pursuant to the 3.25% Tender/Exchange Offer and $40,000,000 aggregate principal amount was issued as Private Notes pursuant to the Private Placement.

The Notes will bear interest at a rate of 8.50% per annum, payable semiannually in arrears on January 15 and July 15 of each year, beginning July 15, 2012. The Notes will mature on January 15, 2017 unless redeemed or repurchased in accordance with their terms. The Notes are secured by liens on all assets securing our senior secured credit facilities (other than certain excluded assets), which liens rank junior in priority to the liens securing the senior secured credit facilities and other permitted priority liens.

The Private Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from those registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Additional terms and conditions applicable to the Notes are contained in Item 1.01 and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On March 30, 2012, we issued Warrants exercisable for 3,869,000 shares of our common stock in the Private Placement. The Warrants may be exercised on a cashless basis for $.01 per share of common stock, and they expire on March 30, 2022.

A person or entity, together with related persons or entities, may not exercise a Warrant to the extent such exercise, when aggregated with his, her, its or their existing ownership, would result in such person or entity, together with any related persons or entities, beneficially owning in excess of 9.99% of the total number of our issued and outstanding shares of common stock following such exercise. By written notice to us, a holder of Warrants may from time to time increase or decrease such percentage to any other percentage not in excess of 9.99%; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to us.

Holders of Warrants will be entitled to participate pro rata in any dividends or other distributions (whether in cash, securities or other assets) paid, or rights offered, to holders of our common stock on an as-exercised basis.

The Warrants will be adjusted as necessary to protect holders from the dilutive effects of recapitalizations, reclassifications, stock splits and similar transactions.

The form of Warrant is attached hereto as Exhibit 4.4 and is incorporated herein by reference; the description of the Warrants in this report is a summary and is qualified in its entirety by the terms of the Warrants. Additional information about the Private Placement is contained in Item 1.01 and is incorporated herein by reference.

Neither the Warrants nor the underlying common stock issuable upon exercise of the Warrants have been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from those registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith:

4.1	8.50% Senior Secured Second Lien Note Indenture, dated as of March 30, 2012, between the Company and Wells Fargo Bank, National Association, as Trustee (including form of 8.50% Senior Secured Second Lien Note due 2017)

4.2	Intercreditor Agreement, dated as of March 30, 2012, by and between PNC Bank, National Association and Wells Fargo Bank, National Association

4.3	Registration Rights Agreement, dated as of March 28, 2012, by and among the Company and the Buyers named therein

4.4	Form of Warrant

10.1	Securities Purchase Agreement, dated as of March 28, 2012, by and among the Company and the Buyers named therein

10.2	Amendment to Consent and Amendment No. 1 to Revolving Credit and Security Agreement, between PNC Bank, National Association, as agent and lender, and the Company dated March 28, 2012

99.1	Unaudited Pro Forma Condensed Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUTCHINSON TECHNOLOGY INCORPORATED

Date: April 2, 2012	/s/ David P. Radloff
David P. Radloff
Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of filing

4.1	8.50% Senior Secured Second Lien Note Indenture, dated as of March 30, 2012, between the Company and Wells Fargo Bank, National Association, as Trustee (including form of 8.50% Senior Secured Second Lien Note due 2017)	Filed herewith

4.2	Intercreditor Agreement, dated as of March 30, 2012, by and between PNC Bank, National Association and Wells Fargo Bank, National Association	Filed herewith

4.3	Registration Rights Agreement, dated as of March 28, 2012, by and among the Company and the Buyers named therein	Filed herewith

4.4	Form of Warrant	Filed herewith

10.1	Securities Purchase Agreement, dated as of March 28, 2012, by and among the Company and the Buyers named therein	Filed herewith

10.2	Amendment to Consent and Amendment No. 1 to Revolving Credit and Security Agreement, between PNC Bank, National Association, as agent and lender, and the Company dated March 28, 2012	Filed herewith

99.1	Unaudited Pro Forma Condensed Financial Information	Filed herewith